UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 9, 2019

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
            (A Delaware Corporation)
            30 Ivan Allen Jr. Boulevard, N.W.
            Atlanta, Georgia 30308
            (404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 9, 2019, the Board of Directors (the “Board”) of The Southern Company (the “Company”) approved and adopted, effective immediately, the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws implement advance notice provisions, effective for meetings starting with the 2020 Annual Meeting of Stockholders, and make certain other changes, as described below.
By-Law Amendments
Added Sections 9-11, advance notice provisions, to require stockholders who wish to nominate a director for election or propose other business at an annual meeting of stockholders to provide written notice in advance of the annual meeting and during the time periods specified in the Amended and Restated By-Laws (generally, not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting). The required written notice must contain information about the stockholder (and others, if applicable) proposing the nomination or business, the nominee(s) or other business intended to be proposed at the annual meeting and the other matters set forth in Sections 9-11 of the Amended and Restated By-Laws.
Added Section 3 to implement procedures to be followed by stockholders who wish to request that the Company hold a special meeting of stockholders. Section 3 expands the information to be provided in the written request including, without limitation, information about the requesting stockholder (and others, if applicable) and the purpose or purposes for which the special meeting of stockholders is to be called. The Amended and Restated By-Laws also require the Board to set a record date and a meeting date for such meetings within the timeframes set forth in the Amended and Restated By-Laws and further set forth requirements for the content and timing of the notice of such special meeting to be provided to stockholders, among other changes. Additionally, the majority of the “Whole Board” is required (previously, a majority of the Board) to call a special meeting of stockholders pursuant to the Amended and Restated By-Laws (defining the “Whole Board” to be the total number of directors the Company would have if there were no vacancies on the Board). The Amended and Restated By-Laws do not alter, amend or repeal the ten percentum requirement to call a special meeting of stockholders.
Added Section 14 to implement procedures to be followed by stockholders who wish to act by written consent. Section 14 requires the Board to set a record date, when requested in writing by a stockholder, within the timeframes set forth in the Amended and Restated By-Laws and sets forth requirements for the form and delivery of consents, among other changes.
Updated the proxy access provision (now Section 40) to align the information provided by stockholders (and others, if applicable) who wish to nominate and include in the Company’s proxy materials nominees for election to the Board with certain information required to be provided by the advance notice provisions; prevent nominees from entering into or being a party to fiduciary duty-compromising agreements, arrangements or understandings; and make certain other minor administrative, clarifying and conforming changes.
Updated the stockholders’ meetings provisions (now Sections 1, 2, 4, 6-8, 12 and 13) to, among other things, provide the Board with flexibility to set the time and place of all meetings of stockholders, including by means of remote communications; reflect changes under the Delaware General Corporation Law, including those that permit the use of technology; establish clear rules about the Chairman of the Board’s or the presiding officer’s rights and authority to determine the rules of procedure and regulate the conduct at stockholder meetings; and establish procedures for the Board to set record dates. The Amended and Restated By-Laws do not alter, amend or repeal Section 5, the quorum provision.
Updated the indemnification provision (now Section 38) to reflect developments in Delaware law and company practices.
Updated the Board and Board meeting provisions (now Sections 15-26) to, among other things, provide that (a) a majority of the “Whole Board” is required to (1) fix the size of the Board (previously, a majority of the Board), (2) call special Board meetings (previously, two directors), (3) constitute a quorum at meetings of the Board (previously, a majority of the Board, or half if there are an even number of directors on the Board), (4) remove officers of the Company (previously, a majority of the Board) and (5)

fill officer vacancies (previously, a majority of the Board); (b) a majority of the Board may designate one or more committees (previously, the majority of the Whole Board); and (c) each committee may consist of one or more directors (previously, two or more directors).
Updated the notice provisions (now Sections 27-28) and stock provisions (now Sections 33-35), among others, to align the Amended and Restated By-Laws with provisions in the Delaware General Corporation Law.
The Amended and Restated By-Laws also made certain technical, conforming, modernizing and clarifying changes.
The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Advance Notice Deadline for 2020 Annual Meeting of Stockholders
The Company held its 2019 Annual Meeting of Stockholders on May 22, 2019. Pursuant to the Amended and Restated By-Laws, the advance notice provisions’ deadline for submission of written notice of director nominations or other business by stockholders for the Company’s 2020 Annual Meeting of Stockholders is no earlier than February 22, 2020 and no later than March 23, 2020.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

3.1	Amended and Restated By-Laws of the Company, effective December 9, 2019.

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019	THE SOUTHERN COMPANY

	By:	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary